UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-4304

Exact name of registrant as specified in charter: Delaware Group Government Fund

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 523-1918

Date of fiscal year end: July 31

Date of reporting period: July 31, 2006

Item 1. Reports to Stockholders


Annual Report                           Delaware
                                        American Government
                                        Bond Fund
                                        July 31, 2006









                                        Fixed income mutual fund



[DELAWARE INVESTMENTS LOGO]             [LOGO] POWERED BY RESEARCH(R)

Table of contents


> Portfolio management review .................................................1

> Performance summary .........................................................4

> Disclosure of Fund expenses .................................................6

> Sector allocation and credit rating breakdown ...............................7

> Statement of net assets .....................................................8

> Statement of operations ....................................................12

> Statements of changes in net assets ........................................13

> Financial highlights .......................................................14

> Notes to financial statements ..............................................19

> Report of independent registered public accounting firm ....................23

> Other Fund information .....................................................24

> Board of trustees/directors and officers addendum ..........................26

> About the organization .....................................................28


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware American Government Bond Fund

July 31, 2006


Fund Managers

The managers of Delaware American Government Bond Fund provided the answers to the questions below as a review of the Fund's activities over the fiscal year ended July 31, 2006.

Q: Please describe the overall market conditions during the fiscal year ended July 31, 2006.

A: Higher gasoline prices, rising short-term interest rates, and ongoing concern about a housing bubble generally fueled concerns in the capital markets and weighed on investors' outlook for the U.S. economy during the Fund's fiscal year. However, the economy did continue its expansion throughout the year, and inflation, while threatening at times, generally remained in check.

During the fiscal year, the U.S. Federal Reserve (the Fed) continued to raise interest rates, pushing the Fed funds rate from 3.25% to 5.25%. The Fed's intent was to moderate the pace of economic activity through these adjustments to the target rate for intra-bank lending among financial institutions. As the Fed's cycle of monetary tightening continued, speculation about the direction of the economy, and the point at which the Fed would discontinue rate hikes, grew more intense.

Short-term rates in general moved upward, as the yield on two-year Treasury notes increased from roughly 3.6% to 5.0% from beginning to end of the fiscal year. By comparison, the 10-year Treasury yield, a common measure of longer-term rates, reached a similar ending point but started with a greater initial yield of approximately 4.2% (source: St. Louis Federal Reserve).

After a five-year hiatus, the 30-year U.S. Treasury bond was reintroduced on February 9, 2006 and was met with great demand. Amid speculation and increased demand, the Treasury yield curve flattened just prior to the bond auction - meaning that the difference between short- and long-term bond yields grew smaller across the spectrum of maturities. This "flattening trend" reversed course in the early spring, but this somewhat abnormal interest rate environment was generally present throughout the second half of the fiscal year.

Q: How did the Fund perform relative to its benchmark and peer group?

A: Delaware American Government Bond Fund returned -0.05% at net asset value and -4.53% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended July 31, 2006.

The Fund's performance benchmark - the Lehman Brothers Government Bond Index
- returned 1.24%, and its peer group - as measured by the Lipper General U.S. Government Funds Average - returned 0.11% (source: Lipper, Inc.).

For complete, annualized performance for Delaware American Government Bond Fund, please see the table on page 4.

Q: What broad strategies did you implement during the fiscal year that influenced Fund performance?

A: One key strategy involved our approach to the Fund's duration. Average duration is a statistical measure that is based on the maturities of the Fund's holdings, and indicates the Fund's sensitivity to changes in interest rates. Generally speaking, the potential for both volatility and total return is made greater by an increase in average duration.

Generally, Delaware American Government Bond Fund has a duration in the four- to six-year range based on the maturities of the bonds in which the Fund invests. Due in large part to the macroeconomic backdrop, we positioned the portfolio in the longer end of its duration range for much of the fiscal year.

Early in 2006, we began shifting this strategy and others, in anticipation that the Fed would end its monetary tightening campaign. First, we made adjustments so that


                                                                   (continues) 1

Portfolio management review


Delaware American Government Bond Fund

July 31, 2006


the Fund moved closer to the center of our typical duration range, hoping to provide excess return against the benchmark index when the Treasury yield curve resumed a more normal shape. We believe the current flatness of the yield curve is a result of the Fed pushing up short-term interest rates, but that the market environment will eventually normalize.

Additionally, we left the Fund's exposure to mortgage-backed securities (MBS) lighter than we typically would in a normalized market environment. This strategy is designed to help us monitor convexity, or the ability of a bond or bond fund to move with the changes in interest rates. With the ongoing downturn in the housing market, we believe credit problems within the MBS sector may ramp up significantly. Should this occur, mortgage payment characteristics would probably become less certain.

Q: How did your strategy and positioning of the Fund influence performance?

A: Delaware American Government Bond Fund's portfolio of investments was "barbelled" during the majority of the fiscal year, which means that we concentrated holdings in both short-term and long-term maturities. We believe this approach was generally a sound one, as the yield curve continued to flatten, in line with the Fed's continuing monetary tightening policy.

Although corporate securities contributed modestly to overall returns, our slightly lighter weighting than the benchmark in corporate bonds limited returns within this sector. We think this positioning contributed to the Fund's underperformance against its benchmark and some of its peer funds. Also, our move toward the center of our four- to six-year duration range may have come a bit early, and the Fund therefore missed potential gains in short-duration bonds while short rates continued to climb. However, our move was in anticipation that the economy would hit a period of economic weakening, which it may now be embarking upon.

Q: How was the Fund positioned at the end of the fiscal year?

A: At fiscal year-end, we observed that corporate securities were being affected to the extent that they were exposed to the housing market. The case can be made that corporate balance sheets are much more solid now than they were going into the last economic downturn. Even so, the Fund at year-end was light on corporate bonds, in our opinion. We would consider adding stable corporate exposure, but believe the recent positioning with regard to corporate bonds has been prudent given the profile of the Fund.

With the economy showing signs of a slowdown, in our opinion, and the Federal Reserve remaining vigilant in warding off inflation at fiscal year-end, we became more bullish toward U.S. Treasuries. To be sure, the fiscal year ended with continued uncertainty as to whether the Fed would succeed in containing inflation or if the recent moderation in economic growth was merely a temporary, mid-cycle slowdown. Nevertheless, with interest rates near their peak of almost four years and the economy clearly slowing down, we believe now may be an opportune time to be neutral, if not slightly long, in terms of interest rate and duration exposure.

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________


Stephen R. Cianci, CFA

Senior Vice President, Senior Portfolio Manager

Mr. Cianci began his career at Delaware Investments in 1992 as an investment grade research analyst. Today, he is a senior member of the firm's Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed portfolio manager. Mr. Cianci is also the lead portfolio manager for the firm's Intermediate, Limited-Term, and Inflation-Protected Bond teams. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University, where he also graduated with finance-oriented bachelor's and MBA degrees.

Paul Grillo, CFA

Senior Vice President, Senior Portfolio Manager

Mr. Grillo joined Delaware Investments in 1992 and is a senior member of the firm's Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Performance summary


Delaware American Government Bond Fund


The performance data quoted represent past performance; past performance does not guarantee future results. A rise/fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware American Government Bond Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor, by calling 800 523-1918, or visiting www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund Performance

Average Annual Total Returns
Through July 31, 2006        1 Year    5 Years      10 Years    Lifetime
________________________________________________________________________________

Class A (Est. 8/16/85)
Excluding Sales Charge       -0.05%     +3.94%       +5.31%      +6.31%
Including Sales Charge       -4.53%     +2.98%       +4.82%      +6.07%
________________________________________________________________________________

Class B (Est. 5/2/94)
Excluding Sales Charge       -0.74%     +3.21%       +4.71%      +4.71%
Including Sales Charge       -4.56%     +2.95%       +4.71%      +4.71%
________________________________________________________________________________

Class C (Est. 11/29/95)
Excluding Sales Charge       -0.74%     +3.20%       +4.57%      +4.26%
Including Sales Charge       -1.70%     +3.20%       +4.57%      +4.26%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the one-year and lifetime periods ended July 31, 2006 for Delaware American Government Bond Fund's Class R shares were -0.25% and 1.14%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60%. The distributor has contracted to limit this amount to 0.50% through November 30, 2006.

The average annual total returns for the one-year, five-year, 10-year, and lifetime (since 8/16/85) periods ended July 31, 2006 for Delaware American Government Bond Fund's Institutional Class were +0.25%, +4.25%, +5.62%, and +6.57%, respectively. Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware American Government Bond Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware American Government Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Fund basics

As of July 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

To provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$126 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

241

________________________________________________________________________________

Fund start date
________________________________________________________________________________

August 16, 1985

________________________________________________________________________________

Your Fund managers
________________________________________________________________________________

Stephen R. Cianci
Paul Grillo

________________________________________________________________________________

                                                    Nasdaq symbols      CUSIPs
________________________________________________________________________________

Class A                                                  DEGGX         246094205
Class B                                                  DEGBX         246094601
Class C                                                  DUGCX         246094700
Class R                                                  DUGRX         246094809
Institutional Class                                      DUGIX         246094502


[PERFORMANCE OF A $10,000 INVESTMENT LINE CHART]

Chart assumes $10,000 invested on July 31, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. The Lehman Brothers Government Bond Index is an unmanaged index that generally tracks the performance of U.S. Government bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. An expense limitation was in effect for all classes of the Delaware American Government Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period February 1, 2006 to July 31, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2006 to July 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware American Government Bond Fund
Expense Analysis of an Investment of $1,000

                                                                    Expenses
                       Beginning       Ending                      Paid During
                        Account        Account      Annualized       Period
                         Value          Value        Expense        2/1/06 to
                         2/1/06        7/31/06        Ratio          7/31/06*
________________________________________________________________________________

Actual Fund Return

Class A               $1,000.00      $  999.90        1.05%          $5.21
Class B                1,000.00         996.40        1.75%           8.66
Class C                1,000.00         996.40        1.75%           8.66
Class R                1,000.00         998.90        1.25%           6.20
Institutional Class    1,000.00       1,001.40        0.75%           3.72
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A               $1,000.00      $1,019.59        1.05%          $5.26
Class B                1,000.00       1,016.12        1.75%           8.75
Class C                1,000.00       1,016.12        1.75%           8.75
Class R                1,000.00       1,018.60        1.25%           6.26
Institutional Class    1,000.00       1,021.08        0.75%           3.76
________________________________________________________________________________

*"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Sector allocation and credit rating breakdown


Delaware American Government Bond Fund

As of July 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.

                                                                Percentage
Sector                                                        of Net Assets
________________________________________________________________________________

Agency Collateralized Mortgage Obligations                         14.93%
________________________________________________________________________________

Agency Mortgage-Backed Securities                                  21.52%
________________________________________________________________________________

Agency Obligations                                                 14.47%
________________________________________________________________________________

Commercial Mortgage-Backed Securities                               3.39%
________________________________________________________________________________

Corporate Bonds                                                     1.33%

Banking                                                             1.33%
________________________________________________________________________________

Municipal Bonds                                                     0.34%
________________________________________________________________________________

Non-Agency Asset-Backed Securities                                  3.02%
________________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations                      9.94%
________________________________________________________________________________

U.S. Treasury Obligations                                          33.18%
________________________________________________________________________________

Total Market Value of Securities                                  102.12%
________________________________________________________________________________

Liabilities Net of Receivables and Other Assets                    (2.12%)
________________________________________________________________________________

Total Net Assets                                                  100.00%
________________________________________________________________________________

Credit Rating Breakdown
(as a % of fixed income investments)
________________________________________________________________________________

AAA+/AAA                                                           94.72%

AA                                                                  5.13%

A                                                                   0.15%
________________________________________________________________________________

Total                                                             100.00%
________________________________________________________________________________


                                                                  (continues)  7

Statement of net assets


Delaware American Government Bond Fund

July 31, 2006


                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Agency Collateralized Mortgage Obligations - 14.93%
________________________________________________________________________________

     Fannie Mae
          Series 1988-15 A
               9.00% 6/25/18                     $    2,003         $     2,120
          Series 1996-46 ZA
               7.50% 11/25/26                       247,195             263,151
          Series 2001-50 BA
               7.00% 10/25/41                       305,135             311,101
          Series 2003-122 AJ
               4.50% 2/25/28                        222,256             214,096
          Series 2005-110 MB
               5.50% 9/25/35                      1,470,000           1,456,445
     Fannie Mae Grantor Trust
          Series 2001-T8 A2
               9.50% 7/25/41                        637,725             684,338
          Series 2001-T10 A1
               7.00% 12/25/41                       322,051             329,384
          Series 2002-T1 A2
               7.00% 11/25/31                       179,915             183,618
     Fannie Mae Strip
          Series 35-2 12.00% 7/1/18                 114,948             130,324
          Series C-2 12.00% 5/1/09                  130,196             136,949
          Series D-2 11.00% 4/1/09                   82,353              85,446
          Series F-2 11.50% 5/1/09                   55,943              58,452
          Series H-2 11.50% 5/1/09                   93,941              98,158
          Series J-1 7.00% 11/1/10                    7,064               7,122
     Fannie Mae Whole Loan
          Series 2002-W1 2A
               7.50% 2/25/42                        194,640             200,347
          Series 2004-W9 2A1
               6.50% 2/25/44                        231,682             235,135
     Freddie Mac
          Series 2552 KB 4.25% 6/15/27              480,190             473,924
          Series 2662 MA
               4.50% 10/15/31                       383,889             373,812
          Series 3063 PC 5.00% 2/15/29            1,065,000           1,034,075
   / Freddie Mac Structured
          Pass-Through Securities
          Series T-42 A5 7.50% 2/25/42               67,986              70,137
          Series T-58 2A 6.50% 9/25/43            1,310,549           1,327,487
     Government National Mortgage
          Association
          Series 2002-28 B
               5.779% 7/16/24                     4,000,000           4,040,625
          Series 2002-61 BA
               4.648% 3/16/26                     2,266,765           2,225,789
          Series 2003-78 B
               5.11% 10/16/27                     5,000,000           4,884,947
                                                                     __________

Total Agency Collateralized Mortgage
     Obligations (cost $19,255,319)                                  18,826,982
                                                                     __________
________________________________________________________________________________

Agency Mortgage-Backed Securities - 21.52%
________________________________________________________________________________

     Fannie Mae
          5.50% 1/1/13                              473,951             469,656
          6.215% 6/1/08                             625,036             627,966
          7.41% 4/1/10                            4,789,644           5,100,971
          10.50% 6/1/30                              36,266              40,810
   ~ Fannie Mae ARM
          5.068% 8/1/35                             449,412             433,116
          5.94% 4/1/36                            1,278,992           1,288,471
          6.20% 6/1/36                              909,366             907,093
          6.25% 7/1/36                              750,000             756,722
          6.35% 7/1/36 to 8/1/36                  1,210,000           1,223,612
          6.375% 4/1/36                             406,734             409,276
     Fannie Mae Relocation 15 yr
          4.00% 9/1/20                              576,171             539,080
     Fannie Mae Relocation 30 yr
          5.00% 9/1/33 to 11/1/33                 1,638,132           1,570,048
     Fannie Mae S.F. 15 yr
          6.50% 6/1/16                                   36                  36
          8.00% 10/1/16                             463,131             482,235
     Fannie Mae S.F. 30 yr
          8.00% 2/1/30                               66,087              69,805
          10.00% 7/1/20 to 2/1/25                   670,768             741,970
     Fannie Mae S.F. 30 yr TBA
          5.00% 8/1/36                              315,000             298,167
          5.50% 8/1/36                              680,000             660,450
          6.00% 8/1/36                              635,000             631,031
     Freddie Mac 6.00% 1/1/17                       266,514             266,930
     Freddie Mac Relocation 15 yr
          3.50% 9/1/18 to 10/1/18                 2,646,838           2,428,475
     Freddie Mac Relocation 30 yr
          5.00% 9/1/33                            2,139,426           2,053,850
     Freddie Mac S.F. 20 yr
          5.50% 9/1/24                            1,148,645           1,128,903
     Freddie Mac S.F. 30 yr
          7.00% 11/1/33                             127,647             131,237
          8.00% 5/1/11 to 5/1/31                    513,708             532,161
          8.50% 12/1/09                              11,595              11,827
          9.00% 9/1/30                              201,247             218,731
          10.00% 1/1/19                              29,442              32,257
          11.50% 6/1/15 to 3/1/16                   186,812             209,019
     Freddie Mac S.F. 30 yr TBA
          5.00% 8/1/36                              145,000             137,116
     Government National Mortgage
          Association GPM
          11.00% 3/15/13                             33,528              36,430
          12.00% 1/15/13                              6,950               7,712
          12.25% 3/15/14                             10,989              12,057
     Government National Mortgage
          Association S.F. 15 yr
          6.50% 7/15/14                              85,789              87,371

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Agency Mortgage-Backed Securities (continued)
________________________________________________________________________________

     Government National Mortgage
          Association S.F. 30 yr
          6.00% 4/15/33                          $  651,293         $   652,717
          7.00% 5/15/28                             390,662             403,602
          7.50% 12/15/23 to 1/15/32                 473,869             493,491
          8.00% 5/15/30                              40,318              42,775
          9.50% 9/15/17 to 3/15/23                  230,396             251,147
          10.00% 9/15/18                             29,115              32,154
          11.00% 12/15/09 to 9/15/15                141,172             152,658
          11.50% 7/15/15                              6,441               7,191
          12.00% 12/15/12 to 12/15/15               420,486             468,177
          12.50% 5/15/10 to 1/15/16                  75,153              83,377
     Government National Mortgage
          Association II GPM
          10.75% 3/20/16 to 2/20/18                  28,865              31,516
          12.00% 1/20/14                             21,708              24,177
     Government National Mortgage
          Association II S.F. 30 yr
          6.00% 11/20/28                            215,266             215,670
          6.50% 2/20/30                             266,101             271,091
          7.50% 9/20/30                              56,428              58,385
          8.00% 6/20/30                              28,459              30,051
          10.00% 11/20/15 to 6/20/21                 79,675              87,803
          10.50% 3/20/16 to 2/20/21                  88,252              98,010
          11.00% 5/20/15 to 7/20/19                  48,783              53,739
          12.00% 3/20/14 to 5/20/15                  32,048              35,996
          12.50% 10/20/13 to 7/20/15                 97,681             107,860
                                                                     __________

Total Agency Mortgage-Backed Securities

   (cost $27,675,698)                                                27,146,178
                                                                     __________
________________________________________________________________________________

Agency Obligations - 14.47%
________________________________________________________________________________

   ^ Fannie Mae 5.329% 10/9/19                   10,000,000           4,667,840
   ^ Financing Corporation Principal Strip
          CPN 5.45% 2/1/13                          752,000             537,765
          CPN 5.46% 8/8/13                          752,000             524,748
          CPN 5.47% 3/26/14                       1,012,000             680,015
          CPN 5.486% 2/8/14                         752,000             509,367
          CPN 1 4.413% 11/11/13                   2,150,000           1,476,766
          CPN 12 4.264% 6/6/12                   12,775,000           9,511,486
     Freddie Mac 4.75% 1/19/16                      355,000             338,967
                                                                     __________

Total Agency Obligations

   (cost $19,113,777)                                                18,246,954
                                                                     __________
________________________________________________________________________________

Commercial Mortgage-Backed Securities - 3.39%
________________________________________________________________________________

   ~ Bank of America Commercial
          Mortgage Securities Series
          2006-3 A4 5.889% 7/10/44                  460,000             465,031
   # Credit Suisse First Boston Mortgage
          Securities Series 2001-SPGA A2
          144A 6.515% 8/13/18                     1,505,000           1,571,604
   ~ Credit Suisse Mortgage Capital
          Certificates Series 2006-C1 AAB
          5.681% 2/15/39                            115,000             114,316
   ~ JPMorgan Chase Commercial
          Mortgage Securities
          Series 2006-LDP7 AJ
               6.066% 4/15/45                       135,000             136,403
        # Series 2006-RR1A A1 144A
               5.609% 10/18/52                      125,000             122,388
     Lehman Brothers-UBS Commercial
          Mortgage Trust
          Series 2005-C5 A2
               4.885% 9/15/30                       395,000             387,242
          Series 2006-C1 A2
               5.084% 2/15/31                       155,000             152,533
     Merrill Lynch Mortgage Trust
        ~ Series 2004-BPC1 A3
               4.467% 10/12/41                      235,000             223,410
          Series 2005-CIP1 A2
               4.96% 7/12/38                        540,000             529,280
     Morgan Stanley Capital I Series
          2005-HQ6 A2A
          4.882% 8/13/42                            255,000             249,047
   # Tower 144A
          Series 2006-1 B
               5.588% 2/15/36                       130,000             128,535
          Series 2006-1 C
               5.707% 2/15/36                       195,000             193,037
                                                                     __________

Total Commercial Mortgage-Backed Securities

   (cost $4,330,853)                                                  4,272,826
                                                                      _________
________________________________________________________________________________

Corporate Bonds - 1.33%
________________________________________________________________________________

Banking - 1.33%
     CitiFinancial 10.00% 5/15/09                 1,500,000           1,675,205
                                                                      _________

Total Corporate Bonds

   (cost $1,963,125)                                                  1,675,205
                                                                      _________
________________________________________________________________________________

Municipal Bonds - 0.34%
________________________________________________________________________________

   ~ Massachusetts State Special
          Obligation Revenue Loan
          3.679% 6/1/22 (FSA)                       400,000             424,064
                                                                      _________

Total Municipal Bonds

   (cost $439,195)                                                      424,064
                                                                      _________
________________________________________________________________________________

Non-Agency Asset-Backed Securities - 3.02%
________________________________________________________________________________

     Countrywide Asset-Backed Certificates
        ~ Series 2005-12 2A2
               4.898% 2/25/36                      570,000            563,735
        ~ Series 2006-1 AF2
               5.281% 7/25/36                      100,000             99,322
        ~ Series 2006-3 2A2
               5.565% 6/25/36                      285,000            285,487


                                                                 (continues)   9

Statement of net assets


Delaware American Government Bond Fund

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

Non-Agency Asset-Backed Securities (continued)
________________________________________________________________________________

     Countrywide Asset-Backed Certificates
        ~ Series 2006-4 2A2
               5.565% 7/25/36                    $  940,000         $   941,633
          Series 2006-S3 A2
               6.085% 6/25/21                       390,000             392,565
   # Dunkin Securitization Series 2006-1
          A2 144A 5.779% 6/20/31                    285,000             285,689
     General Motors Acceptance
          Corporation Mortgage Loan
          Trust Series 2003-HE2 A3
          4.12% 10/25/26                            250,000             247,818
  `# MASTR Specialized Loan Trust
          Series 2005-2 A2 144A
          5.006% 7/25/35                            410,837             400,238
   ~ Residential Asset Mortgage
          Securities Series 2006-KS3 AI3
          5.555% 4/25/36                            465,000             465,794
   ~ Residential Funding Mortgage
          Securities II Series 2005-HI2 A1
          5.525% 5/25/35                            134,168             134,178
                                                                      _________

Total Non-Agency Asset-Backed Securities

   (cost $3,826,026)                                                  3,816,459
                                                                      _________
________________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations - 9.94%
________________________________________________________________________________

     Bank of America Alternative Loan Trust
          Series 2003-10 2A1
               6.00% 12/25/33                     1,293,590           1,279,037
          Series 2004-11 1CB1
               6.00% 12/25/34                       958,986             949,266
          Series 2005-5 2CB1
               6.00% 6/25/35                        239,665             236,893
   ~ Bear Stearns Adjustable Rate
          Mortgage Trust Series 2005-7
          1A2 4.75% 8/25/35                         174,202             169,431
   ~ Bear Stearns Alternative A Trust
          Series 2006-3 33A1
          6.203% 5/25/36                            515,265             519,815
     Bear Stearns Asset Backed
          Securities Series 2005-AC8 A5
          5.50% 11/25/35                            454,500             448,669
     Countrywide Alternative Loan Trust
          Series 2006-2CB A3
          5.50% 3/25/36                             360,744             360,341
     Credit Suisse First Boston Mortgage
          Securities Series 2003-29 5A1
          7.00% 12/25/33                            198,955             201,317
     First Horizon Asset Securities Series
          2003-5 1A17 8.00% 7/25/33                 229,268             240,308
   ~ GMAC Mortgage Loan Trust Series
          2005-AR2 4A 5.185% 5/25/35                390,284             377,256
   # GSMPS Mortgage Loan Trust 144A
          Series 1998-2 A
               7.75% 5/19/27                        237,879             246,701
     Series 1999-3 A 8.00% 8/19/29                  511,158             534,876
     Series 2005-RP1 1A4
               8.50% 1/25/35                        569,422             602,461
   ~ Indymac Index Mortgage Loan Trust
          Series 2006-AR2 1A1A
               5.605% 4/25/46                       605,942             606,430
          Series 2006-AR7 5A1
               6.165% 5/25/36                       339,996             341,368
     Lehman Mortgage Trust Series
          2005-2 2A3 5.50% 12/25/35                 436,693             434,018
   # MASTR Reperforming Loan Trust
          Series 2005-1 1A5 144A
          8.00% 8/25/34                             368,252             385,212
   ~ Nomura Asset Acceptance Series
          2006-AF1 1A2 6.159% 5/25/36             1,355,000           1,359,397
     Residential Asset Mortgage Products
          Series 2004-SL1 A3
               7.00% 11/25/31                       237,552             240,728
          Series 2004-SL4 A3
               6.50% 7/25/32                        255,115             258,155
     Structured Asset Securities
        ~ Series 2002-22H 1A
               6.967% 11/25/32                      623,233             636,569
          Series 2004-12H 1A
               6.00% 5/25/34                        514,021             508,078
   / Washington Mutual Alternative
          Mortgage Pass-Through
          Certificates
          Series 2005-1 5A2
               6.00% 3/25/35                        227,602             224,458
          Series 2005-1 6A2
               6.50% 3/25/35                         49,985              50,140
        ~ Series 2006-AR5 3A
               5.372% 7/25/46                       315,734             315,734
   ~ Washington Mutual Series 2006-
          AR7 1A 5.412% 7/25/46                     302,503             301,936
   ~ Wells Fargo Mortgage Backed
          Securities Trust Series 2006-AR4
          2A1 5.790% 4/25/36                        711,881             702,804
                                                                     __________

Total Non-Agency Collateralized Mortgage
   Obligations (cost $12,752,922)                                    12,531,398
                                                                     __________
________________________________________________________________________________

U.S. Treasury Obligations - 33.18%
________________________________________________________________________________

     U.S. Treasury Bonds
          4.50% 2/15/36                           3,255,000           2,971,968
          5.375% 2/15/31                          2,460,000           2,544,371
          6.25% 8/15/23                             250,000             280,020
     U.S. Treasury Inflation Index Bond
          2.00% 1/15/26                             688,568             643,515
     U.S. Treasury Inflation Index Notes
          2.375% 4/15/11                            612,036             612,037
          3.00% 7/15/12                           4,464,868           4,618,173
          3.875% 1/15/09                            586,416             607,216
     U.S. Treasury Notes
          4.875% 5/15/09 to 5/31/11               7,955,000           7,942,135
          5.125% 6/30/11                          3,685,000           3,719,259

                                                  Principal            Market
                                                   Amount              Value
________________________________________________________________________________

U.S. Treasury Obligations (continued)
________________________________________________________________________________

     U.S. Treasury Notes
       oo 5.125% 5/15/16                        $11,800,000        $ 11,926,307
   ^ U.S. Treasury Strip
          4.199% 11/15/13                         8,535,000           5,976,096
                                                                   ____________
Total U.S. Treasury Obligations

   (cost $41,385,366)                                                41,841,097
                                                                   ____________
Total Market Value of Securities - 102.12%

   (cost $130,742,281)                                              128,781,163

Liabilities Net of Receivables and
   Other Assets - (2.12%)                                            (2,674,964)
                                                                   ____________
Net Assets Applicable to 17,193,400 Shares
   Outstanding - 100.00%                                           $126,106,199
                                                                   ____________

Net Asset Value - Delaware American Government Bond Fund
   Class A ($76,888,367 / 10,482,723 Shares)                              $7.33
                                                                          _____

Net Asset Value - Delaware American Government Bond Fund
   Class B ($15,925,953 / 2,171,690 Shares)                               $7.33
                                                                          _____

Net Asset Value - Delaware American Government Bond Fund
   Class C ($5,746,787 / 783,490 Shares)                                  $7.33
                                                                          _____

Net Asset Value - Delaware American Government Bond Fund
   Class R ($322,870 / 43,969 Shares)                                     $7.34
                                                                          _____

Net Asset Value - Delaware American Government Bond Fund
   Institutional Class ($27,222,222 / 3,711,528 Shares)                   $7.33
                                                                          _____

Components of Net Assets at July 31, 2006:

Shares of beneficial interest
   (unlimited authorization - no par)                              $149,412,052
Accumulated net realized loss on investments                        (21,403,911)
Net unrealized depreciation of investments                           (1,901,942)
Total net assets                                                   $126,106,199
                                                                   ____________

  ` Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated interest rate in effect at July 31, 2006.

  ~ Variable rate security. The interest rate shown is the rate as of July 31, 2006.

  # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2006, the aggregate amount of Rule 144A securities equaled $4,470,741, which represented 3.55% of the Fund's net assets. See Note 9 in "Notes to Financial Statements."

  ^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

 oo Fully or partially pledged as collateral for financial futures contracts.

  / Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.


Summary of Abbreviations:

ARM - Adjustable Rate Mortgage
CPN - Coupon
FSA - Insured by Financial Security Assurance
GPM - Graduate Payment Mortgage
S.F. - Single Family
TBA - To be announced
yr - Year

Net Asset Value and Offering Price per Share -
     Delaware American Government Bond Fund

Net asset value Class A (A)                                               $7.33
Sales charge (4.50% of offering price) (B)                                 0.35
                                                                          _____

Offering price                                                            $7.68
                                                                          _____

(A) Net asset value per share, as illustrated, is the amount which would be paid upon the redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.


The following futures contracts were outstanding at July 31, 2006:

Futures Contracts (1)

                        Notional                               Unrealized
Contracts                 Cost       Notional    Expiration   Appreciation
to Buy (Sell)          (Proceeds)     Value         Date     (Depreciation)
_____________          __________    ________    __________  ______________

(19) U.S. Treasury
     2 year Notes     $(3,862,098) $(3,865,906)   9/30/06       $(3,808)
213 U.S. Treasury
     5 year Notes      22,144,351   22,198,594    9/30/06        54,243
39 U.S. Treasury
     10 year Notes      4,118,980    4,135,219    9/30/06        16,239
(8) U.S. Treasury
     long Bonds          (858,752)    (866,250)   9/30/06        (7,498)
                                                                _______

                                                                $59,176
                                                                _______

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1)See Note 7 in "Notes to Financial Statements."

See accompanying notes

Statement of operations


Delaware American Government Bond Fund

Year Ended July 31, 2006

Investment Income:

     Interest                                                                     $6,610,006
                                                                                  __________

Expenses:

     Management fees                                                 $757,760
     Dividend disbursing and transfer agent fees and expenses         277,536
     Distribution expenses - Class A                                  260,254
     Distribution expenses - Class B                                  186,639
     Distribution expenses - Class C                                   65,719
     Distribution expenses - Class R                                    1,507
     Registration fees                                                 66,303
     Accounting and administration expenses                            55,680
     Reports and statements to shareholders                            33,566
     Legal and professional fees                                       31,243
     Custodian fees                                                    24,940
     Pricing fees                                                       6,987
     Trustees' fees                                                     6,734
     Insurance fees                                                     3,093
     Other                                                              8,487      1,786,448
                                                                     ________
     Less expenses absorbed or waived                                               (229,068)
     Less waived distribution expenses - Class R                                        (251)
     Less expense paid indirectly                                                     (9,261)
                                                                                  __________

     Total operating expenses                                                      1,547,868
                                                                                  __________

Net Investment Income                                                              5,062,138
                                                                                  __________
Net Realized and Unrealized Loss on Investments:

     Net realized loss on:
          Investments                                                             (3,326,725)
          Futures contracts                                                         (437,883)
          Swap agreements                                                           (132,451)
                                                                                  __________

     Net realized loss                                                            (3,897,059)
     Net change in unrealized appreciation/depreciation of investments            (1,450,608)
                                                                                  __________

Net Realized and Unrealized Loss on Investments                                   (5,347,667)
                                                                                  __________

Net Decrease in Net Assets Resulting from Operations                              $ (285,529)
                                                                                  __________

See accompanying notes

Statements of changes in net assets


Delaware American Government Bond Fund

                                                                                                              Year Ended
                                                                                                      7/31/06            7/31/05
Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                                         $   5,062,138      $   5,321,870
     Net realized gain (loss) on investments                                                          (3,897,059)         3,154,824
     Net change in unrealized appreciation/depreciation of investments                                (1,450,608)          (941,626)
                                                                                                   _____________      _____________

     Net increase (decrease) in net assets resulting from operations                                    (285,529)         7,535,068
                                                                                                   _____________      _____________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                                                     (3,892,185)        (4,481,736)
          Class B                                                                                       (707,027)          (907,449)
          Class C                                                                                       (248,836)          (280,118)
          Class R                                                                                        (10,732)            (3,658)
          Institutional Class                                                                         (1,235,388)        (1,249,511)
                                                                                                   _____________      _____________

                                                                                                      (6,094,168)        (6,922,472)
                                                                                                   _____________      _____________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                      8,168,278         13,247,311
          Class B                                                                                      1,343,108          1,513,191
          Class C                                                                                      1,863,899          1,219,419
          Class R                                                                                        298,767             84,106
          Institutional Class                                                                          7,450,690          4,315,357

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                                      2,913,912          3,334,037
          Class B                                                                                        549,696            670,864
          Class C                                                                                        208,420            244,525
          Class R                                                                                         10,524              3,615
          Institutional Class                                                                          1,210,145          1,233,007
                                                                                                   _____________      _____________

                                                                                                      24,017,439         25,865,432
                                                                                                   _____________      _____________
     Cost of shares repurchased:
          Class A                                                                                    (24,923,762)       (39,818,885)
          Class B                                                                                     (6,948,820)        (8,524,213)
          Class C                                                                                     (3,229,220)        (2,906,338)
          Class R                                                                                       (109,795)           (14,800)
          Institutional Class                                                                         (7,116,319)        (7,707,191)
                                                                                                   _____________      _____________

                                                                                                     (42,327,916)       (58,971,427)
                                                                                                   _____________      _____________

Decrease in net assets derived from capital share transactions                                       (18,310,477)       (33,105,995)
                                                                                                   _____________      _____________

Net Decrease in Net Assets                                                                           (24,690,174)       (32,493,399)

Net Assets:

     Beginning of year                                                                               150,796,373        183,289,772
                                                                                                   _____________      _____________

     End of year (including undistributed net investment income of $- and $221,638, respectively)  $ 126,106,199      $ 150,796,373
                                                                                                   _____________      _____________

See accompanying notes

Financial highlights


Delaware American Government Bond Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          Year Ended
                                                            ________________________________________________________________________

                                                                7/31/06       7/31/05       7/31/04       7/31/03       7/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $7.670        $7.660        $7.700        $7.750        $7.590

Income (loss) from investment operations:

Net investment income                                            0.280         0.263         0.211         0.249         0.339
Net realized and unrealized gain (loss) on investments          (0.285)        0.086         0.077         0.050         0.227
                                                                ______        ______        ______        ______        ______

Total from investment operations                                (0.005)        0.349         0.288         0.299         0.566
                                                                ______        ______        ______        ______        ______

Less dividends and distributions from:

Net investment income                                           (0.335)       (0.339)       (0.302)       (0.349)       (0.406)
Return of capital                                                    -             -        (0.026)            -             -
                                                                ______        ______        ______        ______        ______

Total dividends and distributions                               (0.335)       (0.339)       (0.328)       (0.349)       (0.406)
                                                                ______        ______        ______        ______        ______

Net asset value, end of period                                  $7.330        $7.670        $7.660        $7.700        $7.750
                                                                ______        ______        ______        ______        ______

Total return (1)                                                (0.05%)        4.60%         3.77%         3.85%         7.66%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $76,888       $94,777      $117,567      $151,135      $141,771
Ratio of expenses to average net assets                          1.05%         1.08%         1.05%         1.05%         1.05%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly    1.22%         1.18%         1.60%         1.69%         1.64%
Ratio of net investment income to average net assets             3.75%         3.38%         3.02%         3.17%         4.43%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly    3.58%         3.28%         2.47%         2.53%         3.84%
Portfolio turnover                                                260%          283%          303%          501%          316%
____________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware American Government Bond Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          Year Ended
                                                            ________________________________________________________________________

                                                                7/31/06       7/31/05       7/31/04       7/31/03       7/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $7.670        $7.660        $7.700        $7.750        $7.590

Income (loss) from investment operations:

Net investment income                                            0.228         0.208         0.161         0.194         0.283
Net realized and unrealized gain (loss) on investments          (0.285)        0.086         0.073         0.049         0.227
                                                                ______        ______        ______        ______        ______

Total from investment operations                                (0.057)        0.294         0.234         0.243         0.510
                                                                ______        ______        ______        ______        ______

Less dividends and distributions from:

Net investment income                                           (0.283)       (0.284)       (0.252)       (0.293)       (0.350)
Return of capital                                                    -             -        (0.022)            -             -
                                                                ______        ______        ______        ______        ______

Total dividends and distributions                               (0.283)       (0.284)       (0.274)       (0.293)       (0.350)
                                                                ______        ______        ______        ______        ______

Net asset value, end of period                                  $7.330        $7.670        $7.660        $7.700        $7.750
                                                                ______        ______        ______        ______        ______

Total return (1)                                                (0.74%)        3.87%         3.05%         3.12%         6.88%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $15,926       $21,847       $28,087       $42,543       $46,486
Ratio of expenses to average net assets                          1.75%         1.78%         1.75%         1.75%         1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly    1.92%         1.88%         2.30%         2.39%         2.34%
Ratio of net investment income to average net assets             3.05%         2.68%         2.32%         2.47%         3.73%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly    2.88%         2.58%         1.77%         1.83%         3.14%
Portfolio turnover                                                260%          283%          303%          501%          316%
____________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

                                                                (continues)   15

Financial highlights


Delaware American Government Bond Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                            Year Ended
                                                                __________________________________________________________________

                                                                7/31/06       7/31/05       7/31/04       7/31/03       7/31/02
__________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $7.670        $7.660        $7.700        $7.750        $7.590

Income (loss) from investment operations:

Net investment income                                            0.228         0.208         0.161         0.193         0.281
Net realized and unrealized gain (loss) on investments          (0.285)        0.086         0.073         0.050         0.227
                                                                ______        ______        ______        ______        ______

Total from investment operations                                (0.057)        0.294         0.234         0.243         0.508
                                                                ______        ______        ______        ______        ______

Less dividends and distributions from:

Net investment income                                           (0.283)       (0.284)       (0.252)       (0.293)       (0.348)
Return of capital                                                    -             -        (0.022)            -             -
                                                                ______        ______        ______        ______        ______

Total dividends and distributions                               (0.283)       (0.284)       (0.274)       (0.293)       (0.348)
                                                                ______        ______        ______        ______        ______

Net asset value, end of period                                  $7.330        $7.670        $7.660        $7.700        $7.750
                                                                ______        ______        ______        ______        ______

Total return (1)                                                (0.74%)        3.87%         3.05%         3.12%         6.85%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                         $5,747        $7,222        $8,634       $10,641        $8,728
Ratio of expenses to average net assets                          1.75%         1.78%         1.75%         1.75%         1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly    1.92%         1.88%         2.30%         2.39%         2.34%
Ratio of net investment income to average net assets             3.05%         2.68%         2.32%         2.47%         3.73%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly    2.88%         2.58%         1.77%         1.83%         3.14%
Portfolio turnover                                                260%          283%          303%          501%          316%
__________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware American Government Bond Fund Class R


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                         Year Ended                     6/2/03 (1)
                                                                            _____________________________________          to

                                                                             7/31/06       7/31/05       7/31/04         7/31/03
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                         $7.680        $7.660        $7.700          $8.040

Income (loss) from investment operations:

Net investment income                                                         0.265         0.239         0.187           0.051
Net realized and unrealized gain (loss) on investments                       (0.285)        0.096         0.075          (0.355)
                                                                             ______        ______        ______          ______

Total from investment operations                                             (0.020)        0.335         0.262          (0.304)
                                                                             ______        ______        ______          ______

Less dividends and distributions from:

Net investment income                                                        (0.320)       (0.315)       (0.278)         (0.036)
Return of capital                                                                 -             -        (0.024)              -
                                                                             ______        ______        ______          ______

Total dividends and distributions                                            (0.320)       (0.315)       (0.302)         (0.036)
                                                                             ______        ______        ______          ______

Net asset value, end of period                                               $7.340        $7.680        $7.660          $7.700
                                                                             ______        ______        ______          ______

Total return (2)                                                             (0.25%)        4.41%         3.43%          (3.79%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                        $323          $136           $63              $-
Ratio of expenses to average net assets                                       1.25%         1.38%         1.35%           1.35%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                 1.52%         1.48%         1.90%           2.35%
Ratio of net investment income to average net assets                          3.55%         3.08%         2.72%           2.07%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                 3.28%         2.98%         2.17%           1.07%
Portfolio turnover                                                             260%          283%          303%            501%
___________________________________________________________________________________________________________________________________

(1) Commencement of operations. Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes


                                                              (continues)     17

Financial highlights


Delaware American Government Bond Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                            Year Ended
                                                                __________________________________________________________________

                                                                 7/31/06       7/31/05       7/31/04       7/31/03       7/31/02
__________________________________________________________________________________________________________________________________

Net asset value, beginning of period                             $7.670        $7.660        $7.700        $7.750        $7.590

Income (loss) from investment operations:

Net investment income                                             0.303         0.286         0.233         0.272         0.361
Net realized and unrealized gain (loss) on investments           (0.285)        0.086         0.079         0.050         0.228
                                                                 ______        ______        ______        ______        ______

Total from investment operations                                  0.018         0.372         0.312         0.322         0.589
                                                                 ______        ______        ______        ______        ______

Less dividends and distributions from:

Net investment income                                            (0.358)       (0.362)       (0.324)       (0.372)       (0.429)
Return of capital                                                     -             -        (0.028)            -             -
                                                                 ______        ______        ______        ______        ______

Total dividends and distributions                                (0.358)       (0.362)       (0.352)       (0.372)       (0.429)
                                                                 ______        ______        ______        ______        ______

Net asset value, end of period                                   $7.330        $7.670        $7.660        $7.700        $7.750
                                                                 ______        ______        ______        ______        ______

Total return (1)                                                  0.25%         4.91%         4.08%         4.15%         7.99%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                         $27,222       $26,814       $28,939       $43,006       $41,225
Ratio of expenses to average net assets                           0.75%         0.78%         0.75%         0.75%         0.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly     0.92%         0.88%         1.30%         1.39%         1.34%
Ratio of net investment income to average net assets              4.05%         3.68%         3.32%         3.47%         4.73%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly     3.88%         3.58%         2.77%         2.83%         4.14%
Portfolio turnover                                                 260%          283%          303%          501%          316%
__________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Notes to financial statements


Delaware American Government Bond Fund

July 31, 2006


Delaware Group Government Fund (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware American Government Bond Fund and Delaware Inflation Protected Bond Fund. These financial statements and the related notes pertain to Delaware American Government Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that a financial advisor was paid a commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sale charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.


                                                                  (continues) 19

Notes to financial statements


Delaware American Government Bond Fund


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through November 30, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit distribution and service fees through November 30, 2006 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets.

The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund's Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

At July 31, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                   $53,624
Dividend disbursing, transfer agent,
     accounting and administration fees and
     other expenses payable to DSC                          23,085
Distribution fees payable to DDLP                           38,068
Other expenses payable to DMC and affiliates*               16,615

   * DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services, including internal legal services provided to the Fund by DMC employees. For the year ended July 31, 2006, the Fund was charged $8,000 for internal legal services provided by DMC.

For the year ended July 31, 2006, DDLP earned $10,886 for commissions on sales of the Fund's Class A shares. For the year ended July 31, 2006, DDLP received gross contingent deferred sales charge commissions of $3, $37,246, and $1,253 on redemption of the Fund's Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2006, the Fund made purchases of $116,030,264 and sales of $129,598,606 of investment securities other than U.S. government securities and short-term investments. For the year ended July 31, 2006, the Fund made purchases of $245,074,895 and sales of $247,980,744 of long-term U.S. government securities.

At July 31, 2006, the cost of investments for federal income tax purposes was $131,838,082. At July 31, 2006, the net unrealized depreciation was $3,056,919, of which $389,706 related to unrealized appreciation of investments and $3,446,625 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2006 and 2005 was as follows:



                                                       Year Ended
                                                  7/31/06      7/31/05
                                                  _______      _______

Ordinary income                                 $6,094,168    $6,922,472



As of July 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                          $149,412,052
Capital loss carryforwards                              (17,020,075)
Post-October losses                                      (3,228,859)
Unrealized depreciation of investments                   (3,056,919)
                                                       _____________

Net assets                                             $126,106,199
                                                       _____________


The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2005 through July 31, 2006 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2006, the Fund recorded the following reclassifications:

Undistributed net investment income                  $810,392
Accumulated net realized gain (loss)                 (810,392)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at July 31, 2006 will expire as follows:
$3,195,086 expires in 2007; $6,907,431 expires in 2008; $1,219,236 expires in 2009; $2,497,064 expires in 2012, and $1,839,322 expires in 2013; $1,361,936 expires in 2014.

5. Capital Shares

Transactions in capital shares were as follows:


                                                      Year Ended
                                                7/31/06         7/31/05

Shares sold:
     Class A                                   1,089,876       1,710,037
     Class B                                     179,096         195,457
     Class C                                     246,344         157,520
     Class R                                      39,691          10,817
     Institutional Class                       1,006,074         558,128

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                     389,713         430,340
     Class B                                      73,502          86,590
     Class C                                      27,863          31,555
     Class R                                       1,417             466
     Institutional Class                         162,081         159,136
                                              __________      __________

                                               3,215,657       3,340,046
                                              __________      __________

Shares repurchased:
     Class A                                  (3,348,751)     (5,140,021)
     Class B                                    (928,429)     (1,102,040)
     Class C                                    (431,929)       (375,256)
     Class R                                     (14,797)         (1,915)
     Institutional Class                        (951,370)     (1,001,450)
                                              __________      __________

                                              (5,675,276)     (7,620,682)
                                              __________      __________

Net decrease                                  (2,459,619)     (4,280,636)
                                              __________      __________

For the years ended July 31, 2006 and 2005, 155,319 Class B shares were converted to 155,319 Class A shares valued at $1,165,002 and 134,156 Class B shares were converted to 134,156 Class A shares valued at $1,037,538, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2006, or at any time during the fiscal year.

7. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

8. Swap Agreements

The Fund may enter into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement. The Fund had no swap agreements outstanding at July 31, 2006.


                                                               (continues)    21

Notes to financial statements


Delaware American Government Bond Fund


9. Credit and Market Risk

The Fund may invest up to 20% of net assets in high quality non-government securities. Non-government securities include corporate bonds, certificates of deposit, corporate commercial paper, asset-backed securities and mortgage-backed securities that are not directly guaranteed by the U.S government in any way. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At July 31, 2006, no securities have been determined to be Illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2006, the Fund designates distributions paid during the year as follows:


           (A)                     (B)
     Long-Term Capital        Ordinary Income             Total
    Gains Distributions       Distributions*          Distributions
        (Tax Basis)            (Tax Basis)             (Tax Basis)
    ___________________       _______________         _____________

            0%                    100%                    100%


(A) and (B) are based on a percentage of the Fund's total distributions.

   * For the fiscal year ended July 31, 2006, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended July 31, 2006, the Delaware American Goverment Bond Fund has designated a maximum distribution of $5,872,530 of Qualified Interest Income.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Government Funds - Delaware American
Government Bond Fund

We have audited the accompanying statement of net assets of Delaware American Government Bond Fund (one of the series constituting Delaware Group Government Funds) (the "Fund") as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware American Government Bond Fund series of Delaware Group Government Funds at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                         /s/ Ernst and Young LLP

Philadelphia, Pennsylvania
September 13, 2006

Other Fund information


Delaware American Government Bond Fund


Board Consideration of Delaware American Government Bond Fund Investment Advisory Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware American Government Bond Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended January 31, 2006. The Board noted its objective that the Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional general U.S. government funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Fund's total return for the three, five and 10 year periods was in the second quartile. The Board noted that the Fund's performance results were mixed, but on an overall basis tended toward median, which was acceptable.

Other Fund information


Delaware American Government Bond Fund


Board Consideration of Delaware American Government Bond Fund Investment Advisory Agreement

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating total expenses, the Board considered fee waivers in place through November 2006 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Fund and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Fund grows, economies of scale may be shared.

Board of trustees/directors
and officers addendum

Delaware Investments(R) Family of Funds

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.


                                                                                                  Number of
                                                                                                 Porfolios in          Other
       Name,                                                                                     Fund Complex      Directorships
      Address,        Position(s) Held         Length of            Principal Occupation(s)      Overseen by         Held by
   and Birth Date       with Fund(s)          Time Served             During Past 5 Years     Trustee or Officer  Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)    Chairman,      Chairman and Trustee    Patrick P. Coyne has served in        83               None
 2005 Market Street      President,    since August 16, 2006     various executive capacities
  Philadelphia, PA    Chief Executive                                at different times at
        19103           Officer, and       President and            Delaware Investments.(2)
                          Trustee      Chief Executive Officer
   April 14, 1963                       since August 1, 2006


____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

 Thomas L. Bennet         Trustee               Since                 Private Investor -              83               None
2005 Market Street                            March 2005            (March 2004-Present)
 Philadelphia, PA
       19103                                                         Investment Manager -
                                                                     Morgan Stanley & Co.
  October 4, 1947                                                 (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

    John A. Fry           Trustee               Since                   President -                   83              Director -
 2005 Market Street                          January 2001        Franklin & Marshall College                       Community Health
  Philadelphia, PA                                                   (June 2002-Present)                              Systems
      19103
                                                                 Executive Vice President -                           Director -
    May 28, 1960                                                 University of Pennsylvania                         Allied Barton
                                                                   (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

  Anthony D. Knerr        Trustee               Since                  Founder and                    83               None
 2005 Market Street                          April 1990             Managing Director -
  Philadelphia, PA                                               Anthony Knerr & Associates
      19103                                                        (Strategic Consulting)
                                                                       (1990-Present)
  December 7, 1938

____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth      Trustee               Since              Chief Investment Officer -         83               None
 2005 Market Street                           March 2005               Assurant, Inc.
  Philadelphia, PA                                                       (Insurance)
       19103                                                             (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

  Ann R. Leven            Trustee               Since                     Owner -                     83          Director and Audit
 2005 Market Street                         September 1989            ARL Associates,                                 Committee
  Philadelphia, PA                                               Strategic Financial Planning                      Chairperson -
      19103                                                            Consulting Firm                               Andy Warhol
                                                                        (1983-Present)                               Foundation

  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________


                                                                                                  Number of
                                                                                                 Porfolios in          Other
       Name,                                                                                     Fund Complex      Directorships
      Address,        Position(s) Held         Length of            Principal Occupation(s)      Overseen by         Held by
   and Birth Date       with Fund(s)          Time Served             During Past 5 Years     Trustee or Officer  Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees (continued)
____________________________________________________________________________________________________________________________________

 Thomas F. Madison        Trustee               Since                President and Chief              83             Director -
 2005 Market Street                           May 1999               Executive Officer -                            Banner Health
  Philadelphia, PA                                                    MLM Partners, Inc.
       19103                                                      (Small Business Investing                          Director -
                                                                        and Consulting)                           CenterPoint Energy
 February 25, 1936                                                  (January 1993-Present)
                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                        Rimage
                                                                                                                      Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans         Trustee               Since                   Vice President                83               None
 2005 Market Street                           April 1999           (January 2003-Present)
  Philadelphia, PA                                                      and Treasurer
       19103                                                       (January 2006-Present)
                                                                       3M Corporation
   July 31, 1948
                                                                    Ms. Yeomans has held
                                                                 various management positions
                                                                 at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

 J. Richard Zecher        Trustee               Since                      Founder -                  83          Director and Audit
 2005 Market Street                           March 2005               Investor Analytics                         Committee Member -
  Philadelphia, PA                                                      (Risk Management)                         Investor Analytics
       19103                                                           (May 1999-Present)
                                                                                                                  Director and Audit
    July 3, 1940                                                           Founder -                              Committee Member -
                                                                    Sutton Asset Management                          Oxigene, Inc.
                                                                          (Hedge Fund)
                                                                    (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

 Michael P. Bishof        Senior           Chief Financial      Michael P. Bishof has served in       83               None (3)
 2005 Market Street    Vice President        Officer since         various executive capacities
  Philadelphia, PA         and               February 2005            at different times at
       19103          Chief Financial                                 Delaware Investments.
                          Officer
  August 18, 1962
____________________________________________________________________________________________________________________________________

  David F. Connor     Vice President,     Vice President since   David F. Connor has served as        83               None (3)
 2005 Market Street    Deputy General      September 21, 2000      Vice President and Deputy
  Philadelphia, PA      Counsel, and         and Secretary            General Counsel of
       19103             Secretary              since                Delaware Investments
                                              October 2005               since 2000.
  December 2, 1963
____________________________________________________________________________________________________________________________________

 David P. O'Connor      Senior Vice      Senior Vice President,   David P. O'Connor has served        83               None (3)
 2005 Market Street      President,       General Counsel, and   in various executive and legal
  Philadelphia, PA        General         Chief Legal Officer   capacities at different times at
       19103              Counsel,              since                Delaware Investments.
                         and Chief          October 2005
 February 21, 1966     Legal Officer
____________________________________________________________________________________________________________________________________

  John J. O'Connor      Senior Vice           Treasurer         John J. O'Connor has served in        83               None (3)
 2005 Market Street    President and            since            various executive capacities
  Philadelphia, PA       Treasurer          February 2005           at different times at
       19103                                                        Delaware Investments.

   June 16, 1957
____________________________________________________________________________________________________________________________________

(1) Mr. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.


About the organization

This annual report is for the information of Delaware American Government Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Government Bond Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees


Patrick P. Coyne

Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA


David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information


Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.

Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.


[DELAWARE INVESTMENTS LOGO]



(841)                                                         Printed in the USA
AR-023 [7/06] CGI 9/06                                      MF-06-08-023 PO11211

Annual Report                                    Delaware
                                                 Inflation Protected Bond Fund
                                                 July 31, 2006












                                                 Fixed income mutual fund



[DELAWARE INVESTMENTS LOGO]                      [LOGO] POWERED BY RESEARCH(R)

Table of contents


> Portfolio management review ................................................1

> Performance summary. .......................................................4

> Disclosure of Fund expenses ................................................6

> Sector allocation and credit rating breakdown ..............................7

> Statement of net assets ....................................................8

> Statement of operations ...................................................11

> Statements of changes in net assets .......................................12

> Financial highlights ......................................................13

> Notes to financial statements .............................................17

> Report of independent registered public accounting firm ...................21

> Other Fund information ....................................................22

> Board of trustees/directors and officers addendum .........................24

> About the organization ....................................................26


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

[C] 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Inflation Protected Bond Fund

July 31, 2006


Stephen R. Cianci

Senior Portfolio Manager

The managers of Delaware Inflation Protected Bond Fund provided the answers to the questions below as a review of the Fund's activities over the fiscal year ending July 31, 2006. Please see page 5 to learn more about the portfolio manager.

Q: Please describe the overall market conditions during the fiscal year ending
   July 31, 2006.

A: Higher gasoline prices, rising short-term interest rates, and ongoing concern about a housing bubble generally caused concerns in the capital markets and weighed on investors' outlook for the U.S. economy during our fiscal year. However, the economy did continue its expansion throughout the year, recovering somewhat from a period of slower growth that occurred just after the August 2005 hurricanes.

   During the fiscal year, the U.S. Federal Reserve (the Fed) continued to raise interest rates, pushing the Fed funds rate from 3.25% to 5.25%. We believe the Fed's intent was to moderate the pace of economic activity through these adjustments to its target rate for intra-bank lending among financial institutions. As the Fed's cycle of monetary tightening continued, speculation about the direction of the economy, and the point at which the Fed would discontinue rate hikes, grew more intense.

   Short-term rates, in general, moved upward, as the yield on two-year Treasury notes increased from roughly 3.60% to 5.00% from beginning to end of the fiscal year. By comparison, the 10-year Treasury yield, a common measure of longer-term rates, reached a similar ending point, but started with a greater initial yield of approximately 4.20% (source: St. Louis Federal Reserve).

   After a five-year hiatus, the 30-year U.S. Treasury Bond was reintroduced on February 9, 2006 and was met with great demand. Amid speculation and increased demand, the Treasury yield curve flattened just prior to the bond auction - meaning that the difference between short- and long-term bond yields grew smaller across the spectrum of maturities. The "flattening trend" reversed course in the early spring, but this somewhat abnormal rate environment generally was present throughout the second half of the fiscal year.

Q: What was the inflation environment like during the 12-month period?

A: Throughout the fiscal year ended July 31, 2006, inflation threatened to become more pronounced and was a key factor in a series of continued interest rate increases by the Fed, which considers inflation-monitoring a key mandate.

   The strong inflationary data encountered late in the fiscal year showed inflation running a bit higher than the roughly 2.00% annual pace that is often noted as being a rate that's reasonably acceptable to many Fed governors. The U.S. Commerce Department recently reported that one measure of inflation, the price index for personal consumption expenditures, rose by 0.20% in June and was up 3.50% over June 2005. Removing food and energy sectors - which, due to their volatility, are often eliminated by economists in search of a true reading - the index was still up 0.20% in June and was up 2.40% over June 2005.

   We believe recent inflationary data suggest that the Fed could tighten further. While signs of inflation can increase demand for inflation-protected bonds, rate increases can generally be viewed as restrictive and negative for the inflation-protected bond market, as yields may decline.

Q: How did the Fund perform relative to its benchmark and peer group?

A: Delaware Inflation Protected Bond Fund returned 1.75% at net asset value and
   -2.86% at maximum offer price during the year ended July 31, 2006 (both figures include all distributions reinvested). By comparison, the Fund's performance benchmark, the Lehman Brothers U.S. Treasury Inflation Protected Securities Index, gained 2.11% and its peer group, as measured by the Lipper Treasury Inflation Protected Securities Funds Average, returned 1.43% (source: Lipper, Inc.).

   For complete, annualized performance for Delaware Inflation Protected Bond Fund, please see the table on page 4.

                                                               (continues)     1

Portfolio management review


Delaware Inflation Protected Bond Fund

July 31, 2006


Q: Given the market environment during the fiscal year ended July 31, 2006, what strategy adjustments did you make within the Fund?

A: We generally sought to take advantage of the new-issue supply that was available in inflation-protected securities, keeping our focus on shorter-term bonds in an effort to limit volatility in the Fund.

   Specific strategies included remaining defensively positioned in terms of the Fund's exposure to interest rate risk for most of the year and holding non-dollar "linker" bonds (inflation-protected bonds indexed to a non-U.S. inflation index) in the portfolio.

   Early in the fiscal year, we focused on navigating the inflationary pressures caused by the gross destruction of the Gulf coast region. After Hurricanes Katrina and Rita, a supply shock caused us to reevaluate the Fund's sector distribution, as rapidly rising energy prices increased inflationary pressures.

   Late in the fiscal year, we shifted our strategy with regard to the Fund's duration, which had been in the short end of its typical range for much of the fiscal year. Average duration is a statistical measure that is based on the maturities of a fund's holdings and indicates a fund's sensitivity to changes in interest rates. Generally speaking, the potential for both volatility and total return is made greater by an increase in average duration.

   We began focusing on longer-maturity bonds, extending the average duration within the Fund and seeking to neutralize what had been a heavier allocation than the benchmark index to intermediate-maturity bonds. With this in mind, we purchased the new 20-year maturity Treasury Inflation Protected Security
   (TIPS) that came to the market on July 26, 2006. We used this as an opportunity to lengthen duration and add what we considered attractive real yield, or inflation-adjusted yield, at a time when the Fed appeared nearly ready to pause or end its campaign of rate increases.

   Also of note, we maintained an allocation to short-dated high yield corporate bonds in the Fund.

Q: How did your strategy and positioning of the Fund influence performance?

A: Weak performance versus the benchmark during the year was primarily due to our underweight in longer-maturity TIPS up to the point that we began to lengthen the Fund's duration.

   At the end of 2005, the Fund was slightly underweight versus the benchmark in the long end of the TIPS market. This detracted from performance in early 2006 as the market sold off for a time. We believe that our opting to maintain a heavy allocation to short-duration bonds for a good part of the year was the prudent approach, given the rising interest rate environment. However, it did limit the Fund's ability to generate total return.

   The Fund's allocation in short-duration Treasuries contributed to performance when real yields in the 10-year sector sold off near fiscal year end.

   One result of our extending duration within the Fund was that we eliminated an overweight position relative to the benchmark in shorter bonds, opting for positioning in the short end of the Fund that more closely mirrored the benchmark.

Q: How was the Fund positioned at the end of the fiscal year?

A: In our opinion, at the end of the fiscal year, the Fed was maintaining a wait-and-see, data-dependent posture toward its sequence of interest rate increases. As noted above, we had positioned the Fund a bit more aggressively in the longer-term portion of the TIPS market, and were maintaining that positioning while the economic cycle and the Fed's tightening cycle played out.

   Non-inflation protected securities, such as high yield corporate bonds, continued to play a role and helped to buoy the Fund's yield among shorter-term bonds. Additionally, the Fund maintained its position in inflation-linked securities, as we intended to take advantage of supply that came to market in July. We were also keeping an eye on opportunities in the non-dollar sector at fiscal year end, believing that the U.S. dollar remained rich to foreign currencies and that foreign real yield continued to appear attractive.

Performance summary


Delaware Inflation Protected Bond Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain performance data for the most recent month end by calling 800 532-1918 or at www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Inflation Protected Bond Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor, by calling 800 532-1918, or at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.


Fund Performance

Average Annual Total Returns
Through July 31, 2006                                    1 Year      Lifetime
_______________________________________________________________________________

Class A (Est. 12/1/04)
Excluding Sales Charge                                   +1.75%        +2.58%
Including Sales Charge                                   -2.86%        -0.21%
_______________________________________________________________________________

Class B (Est. 12/1/04)
Excluding Sales Charge                                   +0.97%        +2.00%
Including Sales Charge                                   -2.88%        +0.30%
_______________________________________________________________________________

Class C (Est. 12/1/04)
Excluding Sales Charge                                   +0.97%        +2.00%
Including Sales Charge                                    0.00%        +2.00%
_______________________________________________________________________________


Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the one-year and lifetime periods ended July 31, 2006 for Delaware Inflation Protected Bond Fund's Institutional Class were +1.99% and +2.77%, respectively. Institutional Class shares were first made available on December 1, 2004 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Inflation Protected Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of July 31, 2006

_______________________________________________________________________________

Fund objective
_______________________________________________________________________________

The Fund seeks to provide inflation protection and current income.

_______________________________________________________________________________

Total Fund net assets
_______________________________________________________________________________

$37 million

_______________________________________________________________________________

Number of holdings
_______________________________________________________________________________

44

_______________________________________________________________________________

Fund start date
_______________________________________________________________________________

December 1, 2004

_______________________________________________________________________________

Your Fund manager
_______________________________________________________________________________

Stephen R. Cianci joined Delaware Investments in 1992. He holds both a BS and a MBA from Widener University. He became co-manager of the Fund in January 1999. Mr. Cianci is an Adjunct Professor of Finance at Widener University and is a CFA charterholder.


_______________________________________________________________________________

                                                   Nasdaq symbols  CUSIPs
_______________________________________________________________________________

Class A                                            DIPAX           246094882
Class B                                            DIPBX           246094874
Class C                                            DIPCX           246094866
Institutional Class                                DIPIX           246094858


[PERFORMANCE OF A $10,000 INVESTMENT LINE CHART]


Chart assumes $10,000 invested on December 1, 2004 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. This chart also assumes $10,000 invested in the Lehman Brothers U.S. Treasury Inflation Protected Securities Index at that month's end, December 31, 2004. The Lehman Brothers U.S. Treasury Inflation Protected Securities Index is an unmanaged index that generally tracks the performance of the market for U.S. Treasury Inflation Protected Securities. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. An expense limitation was in effect for all classes of the Delaware Inflation Protected Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period February 1, 2006 to July 31, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2006 to July 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.


Delaware Inflation Protected Bond Fund
Expense Analysis of an Investment of $1,000
                                                                  Expenses
                        Beginning     Ending                     Paid During
                         Account      Account      Annualized      Period
                          Value        Value        Expense       2/1/06 to
                          2/1/06      7/31/06        Ratio        7/31/06*
_______________________________________________________________________________

Actual Fund Return

Class A                 $1,000.00     $996.80           0.75%       $3.71
Class B                  1,000.00      993.40           1.50%        7.41
Class C                  1,000.00      993.40           1.50%        7.41
Institutional Class      1,000.00      998.20           0.50%        2.48
_______________________________________________________________________________

Hypothetical 5% return (5% return before expenses)

Class A                 $1,000.00   $1,021.08           0.75%       $3.76
Class B                  1,000.00    1,017.36           1.50%        7.50
Class C                  1,000.00    1,017.36           1.50%        7.50
Institutional Class      1,000.00    1,022.32           0.50%        2.51
_______________________________________________________________________________


*"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Sector allocation and credit rating breakdown


Delaware Inflation Protected Bond Fund

As of July 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


                                                               Percentage
Sector                                                       of Net Assets
_______________________________________________________________________________

Agency Asset-Backed Securities                                     0.05%
_______________________________________________________________________________

Agency Collateralized Mortgage Obligations                         0.06%
_______________________________________________________________________________

Agency Mortgage-Backed Securities                                  0.02%
_______________________________________________________________________________

Commercial Mortgage-Backed Securities                              0.00%
_______________________________________________________________________________

Corporate Bonds                                                    3.23%

Basic Industries                                                   0.44%
Brokerage                                                          0.40%
Communications                                                     0.25%
Consumer Cyclical                                                  0.33%
Consumer Non-Cyclical                                              0.93%
Electric                                                           0.12%
Energy                                                             0.07%
Financials                                                         0.62%
Insurance                                                          0.07%
_______________________________________________________________________________

Municipal Bonds                                                    0.43%
_______________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations                     0.24%
_______________________________________________________________________________

Senior Secured Loans                                               0.27%
_______________________________________________________________________________

Sovereign Debt                                                     2.95%

Brazil                                                             0.44%
France                                                             0.16%
Japan                                                              1.04%
Sweden                                                             1.31%
_______________________________________________________________________________

U.S. Treasury Obligations                                         96.53%
_______________________________________________________________________________

Total Market Value of Securities                                 103.78%
_______________________________________________________________________________

Liabilities Net of Receivables and Other Assets                   (3.78%)
_______________________________________________________________________________

Total Net Assets                                                 100.00%
_______________________________________________________________________________

Credit Rating Breakdown
(as a % of fixed income investments)
_______________________________________________________________________________

AAA+/AAA                                                          95.01%
AA                                                                 0.13%
A                                                                  1.04%
BBB                                                                0.69%
BB                                                                 1.55%
B                                                                  1.58%
_______________________________________________________________________________

Total                                                            100.00%
_______________________________________________________________________________

Statement of net assets


Delaware Inflation Protected Bond Fund

July 31, 2006



                                                   Principal           Market
                                                   Amount o            Value
_______________________________________________________________________________

Agency Asset-Backed Securities - 0.05%
_______________________________________________________________________________

     Fannie Mae Whole Loan
          Series 2001-W2 AS5
          6.473% 10/25/31                     USD      17,609        $   17,540
                                                                     __________
Total Agency Asset-Backed Securities

   (cost $17,568)                                                        17,540
                                                                     __________
_______________________________________________________________________________

Agency Collateralized Mortgage Obligations - 0.06%
_______________________________________________________________________________

     Government National Mortgage
          Association Series
          2002-20 VD 6.00% 4/20/19                     22,188            22,225
                                                                     __________

Total Agency Collateralized Mortgage Obligations

   (cost $22,687)                                                        22,225
                                                                     __________
_______________________________________________________________________________

Agency Mortgage-Backed Securities - 0.02%
_______________________________________________________________________________

     Freddie Mac S.F. 30 yr
          8.00% 5/1/31                                  6,288             6,642
                                                                     __________
Total Agency Mortgage-Backed Securities

   (cost $6,791)                                                          6,642
                                                                     __________
_______________________________________________________________________________

Commercial Mortgage-Backed Securities - 0.00%
_______________________________________________________________________________

     Asset Securitization Series
          995-MD4 A1 7.10% 8/13/29                        368               371
                                                                     __________
Total Commercial Mortgage-Backed Securities

   (cost $378)                                                              371
                                                                     __________
_______________________________________________________________________________

Corporate Bonds - 3.23%
_______________________________________________________________________________

Basic Industries - 0.44%
     Huntsman International
          10.125% 7/1/09                              105,000           107,100
     Norske Skog Canada
          8.625% 6/15/11                               55,000            53,900
                                                                     __________

                                                                        161,000
                                                                     __________

Brokerage - 0.40%
     LaBranche & Company
          9.50% 5/15/09                                95,000            98,325
   ~ Merrill Lynch 4.35% 3/12/07                       50,000            49,615
                                                                     __________

                                                                        147,940
                                                                     __________

Communications - 0.25%
     Insight Midwest 10.50% 11/1/10                    90,000            94,050
                                                                     __________

                                                                         94,050
                                                                     __________

Consumer Cyclical - 0.33%
     General Motors Acceptance
          Corporation
        ~ 6.457% 7/16/07                                5,000             4,970
          6.875% 9/15/11                              100,000            96,931
     MGM MIRAGE 9.75% 6/1/07                           20,000            20,625
                                                                     __________

                                                                        122,526
                                                                     __________

Consumer Non-Cyclical - 0.93%
     Biovail 7.875% 4/1/10                             80,000            81,600
     Pilgrim's Pride 9.625% 9/15/11                   100,000           105,250
     US Oncology 9.00% 8/15/12                        150,000           156,750
                                                                     __________

                                                                        343,600
                                                                     __________

Electric - 0.12%
     NRG Energy 7.375% 2/1/16                          45,000            44,100
                                                                     __________

                                                                         44,100
                                                                     __________

Energy - 0.07%
   ~ Secunda International
          13.507% 9/1/12                               25,000            26,281
                                                                     __________

                                                                         26,281
                                                                     __________

Financials - 0.62%
     Residential Capital
          6.875% 6/30/15                              225,000           228,570
                                                                     __________

                                                                        228,570
                                                                     __________

Insurance - 0.07%
     Marsh & McLennan
          5.375% 3/15/07                               25,000            24,961
                                                                     __________

                                                                         24,961
                                                                     __________

Total Corporate Bonds (cost $1,200,086)                               1,193,028
                                                                     __________
_______________________________________________________________________________

Municipal Bonds - 0.43%
_______________________________________________________________________________

   ~ Massachusetts State Special
          Obligation Revenue Loan
          3.679% 6/1/22 (FSA)                         150,000           159,024
                                                                     __________

Total Municipal Bonds (cost $164,427)                                   159,024
                                                                     __________
_______________________________________________________________________________

Non-Agency Collateralized Mortgage Obligations - 0.24%
_______________________________________________________________________________

   ~ Bank of America Mortgage
          Securities Series 2002-K 2A1
          5.405% 10/20/32                              63,378            63,376
   ~ Washington Mutual
          Series 2003-AR7 A5
          3.066% 8/25/33                               25,000            24,572
                                                                     __________

Total Non-Agency Collateralized
   Mortgage Obligations

   (cost $87,628)                                                        87,948
                                                                     __________
_______________________________________________________________________________

<< Senior Secured Loans - 0.27%
_______________________________________________________________________________

     Visteon 8.61% 6/13/13                            100,000           100,000
                                                                     __________

Total Senior Secured Loans

   (cost $100,000)                                                      100,000
                                                                     __________
_______________________________________________________________________________

Sovereign Debt - 2.95%
_______________________________________________________________________________

Brazil - 0.44%
     Federal Republic of Brazil
          6.00% 8/15/10                       BRL     393,960           164,257
                                                                     __________

                                                                        164,257
                                                                     __________

France - 0.16%
     Government of France
          3.00% 7/25/09                       EUR      45,323            60,216
                                                                     __________

                                                                         60,216
                                                                     __________

                                                   Principal           Market
                                                   Amount o            Value
_______________________________________________________________________________

Sovereign Debt (continued)
_______________________________________________________________________________

Japan - 1.04%
     Japanese Government
          0.80% 3/10/16                       JPY  45,090,000        $  384,609
                                                                    ___________

                                                                        384,609
                                                                    ___________

Sweden - 1.31%
     Swedish Government
          3.50% 12/1/15                       SEK   2,750,000           484,484
                                                                    ___________

                                                                        484,484
                                                                    ___________

Total Sovereign Debt (cost $1,053,476)                                1,093,566
                                                                    ___________
_______________________________________________________________________________

U.S. Treasury Obligations - 96.53%
_______________________________________________________________________________

U.S. Treasury Inflation Index Bonds
     2.00% 1/15/26                            USD   3,478,541         3,250,944
     2.375% 1/15/25                                 1,342,650         1,332,318
     3.375% 4/15/32                                   650,176           785,901
     3.625% 4/15/28                                   112,663           136,525
     3.875% 4/15/29                                 3,380,769         4,271,129
U.S. Treasury Inflation Index Notes
     0.875% 4/15/10                                    26,719            25,294
     1.875% 7/15/13                                 2,783,510         2,690,980
  oo 2.00% 1/15/14                                  7,500,477         7,293,628
     2.00% 1/15/16                                  4,213,013         4,066,712
     2.375% 4/15/11                                 3,310,095         3,310,098
     2.50% 7/15/16                                    626,600           631,692
     3.00% 7/15/12                                  2,736,350         2,830,305
     3.375% 1/15/07                                   198,078           198,426
     3.375% 1/15/12                                    28,506            29,978
     3.625% 1/15/08                                   319,576           324,707
     3.875% 1/15/09                                 4,222,195         4,371,952
     4.25% 1/15/10                                    120,341           127,938
                                                                    ___________

Total U.S. Treasury Obligations

   (cost $36,074,407)                                                35,678,527
                                                                    ___________

Total Market Value of Securities - 103.78%

   (cost $38,727,448)                                                38,358,871

Liabilities Net of Receivables
   and Other Assets - (3.78%)                                        (1,397,266)
                                                                    ___________

Net Assets Applicable to 3,873,843
   Shares Outstanding - 100.00%                                     $36,961,605
                                                                    ___________

Net Asset Value - Delaware Inflation
     Protected Bond Fund Class A
     ($4,275,687 / 448,187 Shares)                                        $9.54
                                                                          _____

Net Asset Value - Delaware Inflation
     Protected Bond Fund Class B
     ($1,380,724 / 144,720 Shares)                                        $9.54
                                                                          _____

Net Asset Value - Delaware Inflation
     Protected Bond Fund Class C
     ($1,621,769 / 169,986 Shares)                                        $9.54
                                                                          _____

Net Asset Value - Delaware Inflation
     Protected Bond Fund Institutional Class
     ($29,683,425 / 3,110,950 Shares)                                     $9.54
                                                                          _____


Components of Net Assets at July 31, 2006:

Shares of beneficial interest
   (unlimited authorization - no par)                               $37,826,342
Distributions in excess of net investment income                         (1,818)
Accumulated net realized loss on investments                           (488,797)
Net unrealized depreciation of investments and
   foreign currencies                                                  (374,122)
                                                                    ___________

Total net assets                                                    $36,961,605
                                                                    ___________


o Principal amount shown is stated in the currency in which each security is denominated.

BRL - Brazilian Real
EUR - European Monetary Unit
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

 ~ Variable rate security. The interest rate shown is the rate as of July 31, 2006.

oo Fully or partially pledged as collateral for financial futures contracts.

<< Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Summary of Abbreviations:

FSA - Insured by Financial Security Assurance
S.F. - Single Family
yr - Year


Net Asset Value and Offering Price Per Share -
   Delaware Inflation Protected Bond Fund

Net asset value Class A (A)                                               $9.54
Sales charge (4.50% of offering price) (B)                                 0.45
                                                                          _____

Offering price                                                            $9.99
                                                                          _____

(A) Net asset value per share, as illustrated, is the amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.



                                                               (continues)     9

Statement of net assets


Delaware Inflation Protected Bond Fund


_______________________________________________________________________________
_______________________________________________________________________________

The following foreign currency exchange contracts and futures contracts were outstanding at July 31, 2006:

Foreign Currency Exchange Contracts (1)

 Contracts to                                                   Unrealized
   Receive                                 Settlement          Appreciation
  (Deliver)          In Exchange For          Date            (Depreciation)
______________       _______________       __________         ______________

EUR     25,000         USD (31,717)          8/4/06              $   223
JPY (7,701,500)        USD  71,816          12/20/06               3,277
SEK (2,657,260)        USD 371,043          11/2/06                 (541)
                                                                 _______

                                                                  $2,959
                                                                 _______

Futures Contracts (2)

                       Notional                                     Unrealized
Contracts                Cost          Notional     Expiration     Appreciation
to Buy (Sell)         (Proceeds)        Value          Date       (Depreciation)
_____________         __________       ________     __________    ______________

4 U.S. Treasury
   2 year Notes       $  812,569      $  813,875      9/30/06        $ 1,306
(7) U.S. Treasury
   5 year Notes         (727,042)       (729,531)     9/30/06         (2,489)
18 U.S. Treasury
   10 year Notes       1,899,615       1,908,562      9/30/06          8,947
(15) U.S. Treasury
   long Bonds         (1,607,628)     (1,624,219)     9/30/06        (16,591)
                                                                     _______

                                                                     $(8,827)
                                                                     _______


The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.


(1) See Note 7 in "Notes to Financial Statements."

(2) See Note 8 in "Notes to Financial Statements."


See accompanying notes

Statement of operations


Delaware Inflation Protected Bond Fund

Year Ended July 31, 2006





Investment Income:

     Interest                                                                                                 $ 1,319,967
                                                                                                              ___________


Expenses:

     Management fees                                                                     88,551
     Distribution expenses - Class A                                                      8,040
     Distribution expenses - Class B                                                      6,645
     Distribution expenses - Class C                                                     10,788
     Registration fees                                                                   33,893
     Custodian fees                                                                      21,436
     Reports and statements to shareholders                                              20,219
     Legal and professional fees                                                         13,239
     Accounting and administration expenses                                               7,891
     Dividend disbursing and transfer agent fees and expenses                             3,869
     Pricing fees                                                                         1,592
     Trustees' fees                                                                       1,004
     Insurance fees                                                                         951
     Taxes (other than taxes on income)                                                       6
     Other                                                                                1,942                   220,066
                                                                                     __________

     Less expenses absorbed or waived                                                                             (96,468)
     Less expense paid indirectly                                                                                    (352)
                                                                                                              ___________

     Total operating expenses                                                                                     123,246
                                                                                                              ___________

Net Investment Income                                                                                           1,196,721
                                                                                                              ___________

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:

     Net realized gain (loss) on:
          Investments                                                                                            (450,973)
          Futures contracts                                                                                        11,725
          Foreign currencies                                                                                      (37,248)
                                                                                                              ___________

     Net realized loss                                                                                           (476,496)
     Net change in unrealized appreciation/depreciation of investments and foreign currencies                    (310,404)
                                                                                                              ___________

Net Realized and Unrealized Loss on Investments and Foreign Currencies                                           (786,900)
                                                                                                              ___________


Net Increase in Net Assets Resulting from Operations                                                          $   409,821
                                                                                                              ___________


See accompanying notes


Statements of changes in net assets


Delaware Inflation Protected Bond Fund






                                                                                                           Year           12/1/04*
                                                                                                           Ended             to
                                                                                                          7/31/06         7/31/05
Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                                              $ 1,196,721      $  173,412
     Net realized gain (loss) on investments and foreign currecies                                         (476,496)          7,661
     Net change in unrealized appreciation/depreciation of investments and foreign currencies              (310,404)        (63,718)
                                                                                                        ___________      __________

     Net increase in net assets resulting from operations                                                   409,821         117,355
                                                                                                        ___________      __________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                                                          (180,305)        (74,498)
          Class B                                                                                           (34,713)        (16,450)
          Class C                                                                                           (53,418)        (16,159)
          Institutional Class                                                                              (918,802)        (69,555)

     Net realized gain on investments:
          Class A                                                                                            (5,315)              -
          Class B                                                                                            (1,084)              -
          Class C                                                                                            (1,665)              -
          Institutional Class                                                                               (19,949)              -
                                                                                                        ___________      __________

                                                                                                         (1,215,251)       (176,662)
                                                                                                        ___________      __________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                         2,234,918       2,724,251
          Class B                                                                                           893,757         532,676
          Class C                                                                                         1,179,016         518,348
          Institutional Class                                                                            27,701,640       2,000,010

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                                           173,249          73,624
          Class B                                                                                            35,208          16,450
          Class C                                                                                            52,067          16,159
          Institutional Class                                                                               938,126          69,555
                                                                                                        ___________      __________

                                                                                                         33,207,981       5,951,073
                                                                                                        ___________      __________

     Cost of shares repurchased:
          Class A                                                                                          (669,094)        (89,902)
          Class B                                                                                           (70,413)              -
          Class C                                                                                           (94,425)              -
          Institutional Class                                                                              (408,878)              -
                                                                                                        ___________      __________

                                                                                                         (1,242,810)        (89,902)
                                                                                                        ___________      __________

Increase in net assets derived from capital share transactions                                           31,965,171       5,861,171
                                                                                                        ___________      __________

Net Increase in Net Assets                                                                               31,159,741       5,801,864

Net Assets:

     Beginning of year                                                                                    5,801,864               -
                                                                                                        ___________      __________

     End of year (including distributions in excess of net investment income of $(1,818) and
        undistributed net investment income of $449, respectively)                                      $36,961,605      $5,801,864
                                                                                                        ___________      __________


* Date of commencement of operations.

See accompanying notes


Financial highlights


Delaware Inflation Protected Bond Fund Class A



Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                  Year                             12/1/04 (1)
                                                                                  Ended                                 to
                                                                                 7/31/06                             7/31/05
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                             $ 9.920                              $10.000

Income (loss) from investment operations:

Net investment income (2)                                                          0.576                                0.332
Net realized and unrealized loss on investments
   and foreign currencies                                                         (0.408)                              (0.075)
                                                                                 _______                              _______

Total from investment operations                                                   0.168                                0.257
                                                                                 _______                              _______

Less dividends and distributions from:

Net investment income                                                             (0.531)                              (0.337)
Net realized gain on investments                                                  (0.017)                                   -
                                                                                 _______                              _______

Total dividends and distributions                                                 (0.548)                              (0.337)
                                                                                 _______                              _______


Net asset value, end of period                                                   $ 9.540                              $ 9.920
                                                                                 _______                              _______

Total return (3)                                                                   1.75%                                2.55%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                          $ 4,276                              $ 2,676
Ratio of expenses to average net assets                                            0.75%                                0.61%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                      1.24%                                3.51%
Ratio of net investment income to average net assets                               5.96%                                4.95%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                      5.47%                                2.05%
Portfolio turnover                                                                  294%                                 360%
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes



                                                              (continues)     13

Financial highlights


Delaware Inflation Protected Bond Fund Class B



Selected data for each share of the Fund outstanding throughout each period were as follows:




                                                                                  Year                             12/1/04 (1)
                                                                                  Ended                                 to
                                                                                 7/31/06                             7/31/05
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                             $ 9.920                              $10.000

Income (loss) from investment operations:

Net investment income (2)                                                          0.503                                0.313
Net realized and unrealized loss on investments
   and foreign currencies                                                         (0.410)                              (0.074)
                                                                                 _______                              _______

Total from investment operations                                                   0.093                                0.239
                                                                                 _______                              _______

Less dividends and distributions from:

Net investment income                                                             (0.456)                              (0.319)
Net realized gain on investments                                                  (0.017)                                   -
                                                                                 _______                              _______

Total dividends and distributions                                                 (0.473)                              (0.319)
                                                                                 _______                              _______


Net asset value, end of period                                                   $ 9.540                              $ 9.920
                                                                                 _______                              _______

Total return (3)                                                                   0.97%                                2.37%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                          $ 1,381                              $   544
Ratio of expenses to average net assets                                            1.50%                                0.88%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                      1.99%                                4.25%
Ratio of net investment income to average net assets                               5.21%                                4.68%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                      4.72%                                1.31%
Portfolio turnover                                                                  294%                                 360%
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes


Delaware Inflation Protected Bond Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                  Year                             12/1/04 (1)
                                                                                  Ended                                 to
                                                                                 7/31/06                             7/31/05
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                             $ 9.920                              $10.000

Income (loss) from investment operations:

Net investment income (2)                                                          0.504                                0.314
Net realized and unrealized loss on investments
     and foreign currencies                                                       (0.411)                              (0.075)
                                                                                 _______                              _______

Total from investment operations                                                   0.093                                0.239
                                                                                 _______                              _______
Less dividends and distributions from:

Net investment income                                                             (0.456)                              (0.319)
Net realized gain on investments                                                  (0.017)                                   -
                                                                                 _______                              _______

Total dividends and distributions                                                 (0.473)                              (0.319)
                                                                                 _______                              _______

Net asset value, end of period                                                   $ 9.540                              $ 9.920
                                                                                 _______                              _______

Total return (3)                                                                    0.97%                                2.37%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                          $ 1,622                              $   530
Ratio of expenses to average net assets                                            1.50%                                0.87%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                      1.99%                                4.25%
Ratio of net investment income to average net assets                               5.21%                                4.69%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                      4.72%                                1.31%
Portfolio turnover                                                                  294%                                 360%
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
    Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable.
    Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



                                                              (continues)     15

Financial highlights


Delaware Inflation Protected Bond Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:

TABLE>

                                                                                  Year                             12/1/04 (1)
                                                                                  Ended                                 to
                                                                                 7/31/06                             7/31/05
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                             $ 9.920                              $10.000

Income (loss) from investment operations:

Net investment income (2)                                                          0.600                                0.339
Net realized and unrealized loss on investments
     and foreign currencies                                                       (0.409)                              (0.076)
                                                                                 _______                              _______

Total from investment operations                                                   0.191                                0.263
                                                                                 _______                              _______
Less dividends and distributions from:

Net investment income                                                             (0.554)                              (0.343)
Net realized gain on investments                                                  (0.017)                                   -
                                                                                 _______                              _______

Total dividends and distributions                                                 (0.571)                              (0.343)
                                                                                 _______                              _______

Net asset value, end of period                                                   $ 9.540                              $ 9.920
                                                                                 _______                              _______

Total return (3)                                                                   1.99%                                2.61%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                          $29,683                              $ 2,052
Ratio of expenses to average net assets                                            0.50%                                0.50%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                      0.99%                                3.26%
Ratio of net investment income to average net assets                               6.21%                                5.07%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                      5.72%                                2.31%
Portfolio turnover                                                                  294%                                 360%
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


Notes to financial statements


Delaware Inflation Protected Bond Fund

July 31, 2006


Delaware Group Government Fund (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware American Government Bond Fund and Delaware Inflation Protected Bond Fund. These financial statements and the related notes pertain to Delaware Inflation Protected Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that a financial advisor was paid a commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide inflation protection and current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts (and forward foreign cross-currency exchange contracts) are valued at the mean between the bid and ask prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Fund, 0.40% on the next $500 million, 0.35% on the next $1.5 billion, and 0.30% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.50% of average daily net assets of the Fund through November 30, 2006.

                                                              (continues)     17

Notes to financial statements


Delaware Inflation Protected Bond Fund


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. Institutional class shares pay no distribution and services expenses.

At July 31, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                            $22,778
Dividend disbursing, transfer agent, accounting and
     administration fees and other expenses
     payable to DSC                                                   2,108
Distribution fees payable to DDLP                                     3,118
Other expenses payable to DMC and affiliates*                         8,066

   * DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services, including internal legal services provided to the Fund by DMC employees. For the year ended July 31, 2006, the Fund was charged $1,079 for internal legal services provided by DMC.

For the year ended July 31, 2006, DDLP earned $4,354 for commissions on sales of the Fund's Class A shares. For the year ended July 31, 2006, DDLP received gross contingent deferred sales charge commissions of $216 and $3 on redemption of the Fund's Class B and Class C shares, respectively, and these commissions were used to offset up-front commissions previously paid by DDLP to broker dealers on sales of those shares. There were no contingent deferred sales charge commissions received on redemption of Class A shares during the year.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2006, the Fund made purchases of $3,614,804 and sales of $1,614,683 of investment securities other than U.S. government securities and short-term investments. For the year ended July 31, 2006, the Fund made purchases of $88,826,272 and sales of $57,566,967 of long-term U.S. government securities.

At July 31, 2006, the cost of investments for federal income tax purposes was $39,007, 877. At July 31, 2006, net unrealized depreciation was $649,0 06, of which $ 55,904 related to unrealized appreciation of investments and $ 704,910 related to unrealized depreciation of investments.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended July 31, 2006 and the period ended 2005 was as follows:


                                            Year Ended      Period Ended
                                              7/31/06          7/31/05 *
                                              _______          _________

Ordinary income                             $1,215,251         $176,662

   * Commenced operations December 1, 2004.

As of July 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                $37,826,342
Undistributed ordinary income                                     36,646
Capital loss carryforwards                                        (7,100)
Post-October losses                                             (210,095)
Other temporary differences                                      (35,505)
Unrealized depreciation of investments
and foreign currencies                                          (648,683)
                                                             ___________

Net assets                                                   $36,961,605
                                                             ___________

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of forward foreign currency contracts, straddle deferrals and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2005 through July 31, 2006 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2006, the Fund recorded the following reclassifications:

Undistributed net investment income                             $(11,750)
Accumulated net realized gain (loss)                              11,750

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at July 31, 2006 will expire as follows: $7,100 expires in 2014.

5. Capital Shares

Transactions in capital shares were as follows:

                                             Year Ended       Period Ended
                                               7/31/06          7/31/05 *
                                             __________       ____________

Shares sold:
     Class A                                    229,120          271,410
     Class B                                     93,405           53,238
     Class C                                    121,027           51,846
     Institutional Class                      2,848,454          200,001

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                     17,942            7,282
     Class B                                      3,651            1,626
     Class C                                      5,419            1,597
     Institutional Class                         98,138            6,879
                                              _________          _______

                                              3,417,156          593,879
                                              _________          _______
Shares repurchased:
     Class A                                    (68,639)          (8,928)
     Class B                                     (7,200)               -
     Class C                                     (9,903)               -
     Institutional Class                        (42,522)               -
                                              _________          _______

                                               (128,264)          (8,928)
                                              _________          _______

Net increase                                  3,288,892          584,951
                                              _________          _______

   * Commenced operations December 1, 2004

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2006, or at any time during the fiscal year.

7. Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (and forward foreign cross-currency exchange contracts) as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts (and forward foreign cross-currency exchange contracts) does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

9. Credit and Market Risk

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and


                                                              (continues)     19

Notes to financial statements


Delaware Inflation Protected Bond Fund


consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At July 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2006, the Fund designates distributions paid during the year as follows:


    (A)                     (B)
 Long-Term                Ordinary
Capital Gains              Income                   Total
Distributions           Distributions*           Distributions
 (Tax Basis)             (Tax Basis)              (Tax Basis)
_____________           _____________            _____________

     0%                     100%                     100%


(A) and (B) are based on a percentage of the Fund's total distributions.

   * For the fiscal year ended July 31, 2006, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended July 31, 2006, the Delaware Inflation Protected Bond Fund has designated a maximum distribution of $1,223,214 of Qualified Interest Income.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Government Funds - Delaware Inflation
Protected Bond Fund

We have audited the accompanying statement of net assets of Delaware Inflation Protected Bond Fund (one of the series constituting Delaware Group Government Funds) (the "Fund") as of July 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 1, 2004 (commencement of operations) through July 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Inflation Protected Bond Fund series of Delaware Group Government Funds at July 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period December 1, 2004 (commencement of operations) through July 31, 2005, in conformity with U.S. generally accepted accounting principles.


                                                         /s/ Ernst and Young LLP

Philadelphia, Pennsylvania
September 13, 2006

Other Fund information


Delaware Inflation Protected Bond Fund


Board Consideration of Delaware Inflation Protected Bond Fund Investment Advisory Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Inflation Protected Bond Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and
Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.


Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one year period ended January 31, 2006. The Board noted its objective that the Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for the Fund consisted of the Fund and all institutional treasury inflation protected securities ("TIPS") funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the second quartile of such Performance Universe. The Board was satisfied with such performance.

Comparative Expenses. The Board considered expense data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Fund and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Fund grows, economies of scale may be shared.

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.


                                                                                                  Number of
                                                                                                 Porfolios in          Other
       Name,                                                                                     Fund Complex      Directorships
      Address,        Position(s) Held         Length of            Principal Occupation(s)      Overseen by         Held by
   and Birth Date       with Fund(s)          Time Served             During Past 5 Years     Trustee or Officer  Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)    Chairman,      Chairman and Trustee    Patrick P. Coyne has served in        83               None
 2005 Market Street      President,    since August 16, 2006     various executive capacities
  Philadelphia, PA    Chief Executive                              at different times at
        19103           Officer, and        President and         Delaware Investments. (2)
                          Trustee       Chief Executive Officer
   April 14, 1963                        since August 1, 2006

____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

 Thomas L. Bennet         Trustee               Since                 Private Investor -              83               None
2005 Market Street                            March 2005            (March 2004-Present)
 Philadelphia, PA
       19103                                                         Investment Manager -
                                                                     Morgan Stanley & Co.
  October 4, 1947                                                 (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

    John A. Fry           Trustee               Since                   President -                   83              Director -
 2005 Market Street                          January 2001        Franklin & Marshall College                       Community Health
  Philadelphia, PA                                                   (June 2002-Present)                              Systems
      19103
                                                                 Executive Vice President -                           Director -
    May 28, 1960                                                 University of Pennsylvania                         Allied Barton
                                                                   (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

  Anthony D. Knerr        Trustee               Since                  Founder and                    83               None
 2005 Market Street                          April 1990             Managing Director -
  Philadelphia, PA                                               Anthony Knerr & Associates
      19103                                                        (Strategic Consulting)
                                                                       (1990-Present)
  December 7, 1938

____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth      Trustee               Since              Chief Investment Officer -         83               None
 2005 Market Street                           March 2005               Assurant, Inc.
  Philadelphia, PA                                                       (Insurance)
       19103                                                             (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________


    Ann R. Leven          Trustee               Since                     Owner -                     83              Director
 2005 Market Street                         September 1989            ARL Associates,                           and Audit Committee
  Philadelphia, PA                                               Strategic Financial Planning                    Chairperson - Andy
      19103                                                           Consulting Firm                            Warhol Foundation
                                                                       (1983-Present)

  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________


                                                                                                  Number of
                                                                                                 Porfolios in          Other
       Name,                                                                                     Fund Complex      Directorships
      Address,        Position(s) Held         Length of            Principal Occupation(s)      Overseen by         Held by
   and Birth Date       with Fund(s)          Time Served             During Past 5 Years     Trustee or Officer  Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees (continued)
____________________________________________________________________________________________________________________________________

 Thomas F. Madison        Trustee               Since                 President and Chief             83             Director -
 2005 Market Street                           May 1999               Executive Officer -                            Banner Health
  Philadelphia, PA                                                    MLM Partners, Inc.
       19103                                                      (Small Business Investing                          Director -
                                                                        and Consulting)                           CenterPoint Energy
 February 25, 1936                                                  (January 1993-Present)
                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                        Rimage
                                                                                                                      Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans         Trustee               Since                   Vice President                83               None
 2005 Market Street                           April 1999           (January 2003-Present)
  Philadelphia, PA                                                      and Treasurer
       19103                                                       (January 2006-Present)
                                                                       3M Corporation
   July 31, 1948
                                                                    Ms. Yeomans has held
                                                                 various management positions
                                                                 at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

 J. Richard Zecher        Trustee               Since                      Founder -                  83          Director and Audit
 2005 Market Street                           March 2005               Investor Analytics                         Committee Member -
  Philadelphia, PA                                                      (Risk Management)                         Investor Analytics
       19103                                                           (May 1999-Present)
                                                                                                                  Director and Audit
    July 3, 1940                                                           Founder -                              Committee Member -
                                                                    Sutton Asset Management                          Oxigene, Inc.
                                                                          (Hedge Fund)
                                                                    (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

 Michael P. Bishof        Senior           Chief Financial      Michael P. Bishof has served in       83               None (3)
 2005 Market Street    Vice President        Officer since         various executive capacities
  Philadelphia, PA         and               February 2005            at different times at
       19103          Chief Financial                                 Delaware Investments.
                          Officer
  August 18, 1962
____________________________________________________________________________________________________________________________________

  David F. Connor     Vice President,     Vice President since   David F. Connor has served as        83               None (3)
 2005 Market Street    Deputy General      September 21, 2000      Vice President and Deputy
  Philadelphia, PA      Counsel, and         and Secretary            General Counsel of
       19103             Secretary              since                Delaware Investments
                                              October 2005               since 2000.
  December 2, 1963
____________________________________________________________________________________________________________________________________

 David P. O'Connor      Senior Vice      Senior Vice President,   David P. O'Connor has served        83               None (3)
 2005 Market Street      President,       General Counsel, and   in various executive and legal
  Philadelphia, PA    General Counsel,    Chief Legal Officer   capacities at different times at
       19103             and Chief              since                Delaware Investments.
                       Legal Officer        October 2005
 February 21, 1966
____________________________________________________________________________________________________________________________________

  John J. O'Connor      Senior Vice           Treasurer         John J. O'Connor has served in        83               None (3)
 2005 Market Street    President and            since            various executive capacities
  Philadelphia, PA       Treasurer          February 2005           at different times at
       19103                                                        Delaware Investments.

   June 16, 1957
____________________________________________________________________________________________________________________________________


(1) Mr. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) Michael P. Bishof, David F. Connor, David P. O'Connor, and John J. O'Connor serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.


About the organization

This annual report is for the information of Delaware Inflation Protected Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Inflation Protected Bond Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees

Patrick P. Coyne

Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

Michael P. Bishof

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA


David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com




Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.

Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online (SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.


[DELAWARE INVESTMENTS LOGO]



842                                                           Printed in the USA
AR-556 [7/06] CGI 9/06                                     MF-06-08-026  PO11212

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $22,800 for the fiscal year ended July 31, 2006.


____________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $23,300 for the fiscal year ended July 31, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant's fiscal year ended July 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended July 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $4,200 for the fiscal year ended July 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $4,200 for the fiscal year ended July 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended July 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended July 31, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2005.

         (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $192,580 and $335,260 for the registrant's fiscal years ended July 31, 2006 and July 31, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant:  Delaware Group Government Fund


PATRICK P. COYNE
________________________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    October 4, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
________________________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    October 4, 2006


MICHAEL P. BISHOF
________________________________

By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    October 4, 2006